EXHIBIT 99.1

SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

SANDISK ANNOUNCES SECOND QUARTER 2012 FINANCIAL RESULTS

Milpitas, CA, July 19, 2012 - SanDisk Corporation (NASDAQ:SNDK), a global leader in flash memory storage solutions, announced today results for the second quarter ended July 1, 2012. Total second quarter revenue of $1.03 billion declined 25% on a year-over-year basis and declined 14% on a sequential basis.

On a GAAP(1) basis, second quarter net income was $13 million, or $0.05 per diluted share, compared to net income of $248 million, or $1.02 per diluted share, in the second quarter of fiscal 2011 and $114 million, or $0.46 per diluted share, in the first quarter of fiscal 2012.

On a non-GAAP(2) basis, second quarter net income was $51 million, or $0.21 per diluted share, compared to net income of $278 million, or $1.14 per diluted share, in the second quarter of fiscal 2011 and net income of $156 million, or $0.63 per diluted share, in the first quarter of fiscal 2012. For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“We delivered second quarter results in line with our forecast, reflecting short-term weakness in our mobile OEM sales, strength in retail, especially in international markets, and growth in our enterprise and client SSD products,” said Sanjay Mehrotra, president and chief executive officer of SanDisk. “I am pleased to report that our SSD revenues achieved 10% of second quarter sales with growing adoption of our solutions by major OEMs. We also made good progress on our embedded product roadmap for mobile customers. We believe that strengthening industry fundamentals and our expanding portfolio of solutions will contribute to improving financial results in the second half of 2012.”

SECOND QUARTER 2012 KEY FINANCIAL METRICS

Metric in millions of US$, except %	GAAP			Non-GAAP
	Q212	Q211	Q112	Q212	Q211	Q112
Revenue	$1,032	$1,375	$1,206	$1,032	$1,375	$1,206
Gross Profit % of revenue	$281 27.2%	$613 44.6%	$417 34.5%	$292 28.3%	$623 45.3%	$432 35.8%
Operating Income % of revenue	$36 3.5%	$379 27.6%	$192 15.9%	$68 6.6%	$402 29.3%	$227 18.8%

CONFERENCE CALL
SanDisk’s second quarter of fiscal 2012 conference call is scheduled for 2:00 P.M., Pacific Time, Thursday, July 19, 2012. The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk’s website at http://www.sandisk.com/IR. To participate in the call via telephone, the dial-in number is 647-438-1131 and the dial-in password is 1091224. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

FORWARD-LOOKING STATEMENTS
This news release contains certain forward-looking statements, including statements about our business prospects and our expectations regarding our business, our belief that our OEM sales will improve and our industry will strengthen in the second half of 2012, our belief that industry supply/demand fundamentals are improving, our expanded product portfolio, expected financial results, and pricing and demand trends that are based on our current expectations and are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly harm our business, financial condition and results of operations. Risks that may cause these forward-looking statements to be inaccurate include among others:

•	competitive pricing pressures, resulting in lower average selling prices and lower or negative product gross margins;

•
potential delays in product development or lack of customer acceptance of our solutions, particularly OEM products such as our embedded flash storage solutions, and client and enterprise SSD solutions;

•	unpredictable or changing demand for our products, including form factors, capacities and underlying memory technologies;

•
excess captive memory output or capacity, which could result in write-downs for excess inventory, lower of cost or market charges, lower average selling prices, fixed costs associated with under-utilized capacity or other consequences;

•	inability to maintain or gain market share in client and enterprise SSD markets; and

•
the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Quarterly Report on Form 10-Q for the fiscal quarter ended April 1, 2012.

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.

(2)
Non-GAAP represents GAAP excluding the impact of share-based compensation expense, amortization of acquisition-related intangible assets, non-cash economic interest expense associated with the Company’s convertible debt and related tax adjustments.

ABOUT SANDISK
SanDisk Corporation is a global leader in flash memory storage solutions, from research and development, product design and manufacturing to branding and distribution for OEM and retail channels. Since 1988, SanDisk’s innovations in flash memory and storage system technologies have provided customers with new and transformational digital experiences. SanDisk’s diverse product portfolio includes flash memory cards and embedded solutions used in smart phones, tablets, digital cameras, camcorders, digital media players and other consumer electronic devices, as well as USB flash drives and solid-state drives (SSD) for the computing and enterprise markets. SanDisk’s products are used by consumers and enterprise customers around the world.

SanDisk is a Silicon Valley-based S&P 500 and Fortune 500 company, with more than half its sales outside the United States. For more information, visit www.sandisk.com.

SanDisk and the SanDisk logo are trademarks of SanDisk Corporation, registered in the United States and other countries. Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

CONTACT:	Investor Contact:	Media Contact:
	Jay Iyer	Lee Flanagin
	(408) 801-2067	(408) 801-2463

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Six months ended
	July 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Revenues:
Product	$945,204	$1,281,960	$2,051,626	$2,492,207
License and royalty	87,051	93,033	186,190	176,986
Total revenues	1,032,255	1,374,993	2,237,816	2,669,193

Cost of product revenues	742,297	753,307	1,517,617	1,490,799
Amortization of acquisition-related intangible assets	9,181	8,254	22,912	13,370
Total cost of product revenues	751,478	761,561	1,540,529	1,504,169
Gross profit	280,777	613,432	697,287	1,165,024

Operating expenses:
Research and development	152,397	145,332	293,354	264,874
Sales and marketing	52,261	48,200	101,296	95,657
General and administrative	37,692	40,154	70,283	75,453
Amortization of acquisition-related intangible assets	2,244	730	4,307	730
Total operating expenses	244,594	234,416	469,240	436,714
Operating income	36,183	379,016	228,047	728,310
Other income (expense), net	(17,197)	(14,273)	(42,513)	(32,639)
Income before income taxes	18,986	364,743	185,534	695,671
Provision for income taxes	6,017	116,353	58,180	223,157
Net income	$12,969	$248,390	$127,354	$472,514

Net income per share:
Basic	$0.05	$1.04	$0.53	$1.98
Diluted	$0.05	$1.02	$0.52	$1.94

Shares used in computing net income per share:
Basic	242,276	238,851	242,579	238,162
Diluted	244,570	243,862	246,026	243,718

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended		Six months ended
	July 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME	$12,969	$248,390	$127,354	$472,514
Share-based compensation (a)	20,253	14,358	39,333	28,949
Amortization of acquisition-related intangible assets (b)	11,425	8,984	27,219	14,100
Convertible debt interest (c)	22,355	23,833	44,242	47,198
Income tax adjustments (d)	(15,889)	(17,520)	(30,719)	(34,136)
NON-GAAP NET INCOME	$51,113	$278,045	$207,429	$528,625

GAAP COST OF PRODUCT REVENUES	$751,478	$761,561	$1,540,529	$1,504,169
Share-based compensation (a)	(1,923)	(1,089)	(3,460)	(2,032)
Amortization of acquisition-related intangible assets (b)	(9,181)	(8,254)	(22,912)	(13,370)
NON-GAAP COST OF PRODUCT REVENUES	$740,374	$752,218	$1,514,157	$1,488,767

GAAP GROSS PROFIT	$280,777	$613,432	$697,287	$1,165,024
Share-based compensation (a)	1,923	1,089	3,460	2,032
Amortization of acquisition-related intangible assets (b)	9,181	8,254	22,912	13,370
NON-GAAP GROSS PROFIT	$291,881	$622,775	$723,659	$1,180,426

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$152,397	$145,332	$293,354	$264,874
Share-based compensation (a)	(10,623)	(7,684)	(20,650)	(14,928)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$141,774	$137,648	$272,704	$249,946

GAAP SALES AND MARKETING EXPENSES	$52,261	$48,200	$101,296	$95,657
Share-based compensation (a)	(3,634)	(2,868)	(7,263)	(5,042)
NON-GAAP SALES AND MARKETING EXPENSES	$48,627	$45,332	$94,033	$90,615

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$37,692	$40,154	$70,283	$75,453
Share-based compensation (a)	(4,073)	(2,717)	(7,960)	(6,947)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$33,619	$37,437	$62,323	$68,506

GAAP TOTAL OPERATING EXPENSES	$244,594	$234,416	$469,240	$436,714
Share-based compensation (a)	(18,330)	(13,269)	(35,873)	(26,917)
Amortization of acquisition-related intangible assets (b)	(2,244)	(730)	(4,307)	(730)
NON-GAAP TOTAL OPERATING EXPENSES	$224,020	$220,417	$429,060	$409,067

GAAP OPERATING INCOME	$36,183	$379,016	$228,047	$728,310
Cost of product revenues adjustments (a) (b)	11,104	9,343	26,372	15,402
Operating expense adjustments (a) (b)	20,574	13,999	40,180	27,647
NON-GAAP OPERATING INCOME	$67,861	$402,358	$294,599	$771,359

GAAP OTHER INCOME (EXPENSE), NET	$(17,197)	$(14,273)	$(42,513)	$(32,639)
Convertible debt interest (c)	22,355	23,833	44,242	47,198
NON-GAAP OTHER INCOME (EXPENSE), NET	$5,158	$9,560	$1,729	$14,559

GAAP NET INCOME	$12,969	$248,390	$127,354	$472,514
Cost of product revenues adjustments (a) (b)	11,104	9,343	26,372	15,402
Operating expense adjustments (a) (b)	20,574	13,999	40,180	27,647
Convertible debt interest (c)	22,355	23,833	44,242	47,198
Income tax adjustments (d)	(15,889)	(17,520)	(30,719)	(34,136)
NON-GAAP NET INCOME	$51,113	$278,045	$207,429	$528,625

Diluted net income per share:
GAAP	$0.05	$1.02	$0.52	$1.94
Non-GAAP	$0.21	$1.14	$0.84	$2.17

Shares used in computing diluted net income per share:
GAAP	244,570	243,862	246,026	243,718
Non-GAAP	244,701	243,889	246,026	243,727

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, amortization of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006, Pliant Technology, Inc. in May 2011, FlashSoft Corporation in February 2012 and Schooner Information Technology, Inc. in June 2012, non-cash economic interest expense associated with the convertible debt and related tax adjustments, we believe the inclusion of non-GAAP financial measures provides consistency in our financial reporting. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization of purchased intangible assets, share-based compensation, non-cash economic interest expense associated with the convertible debt and related tax adjustments, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)
Amortization of acquisition-related intangible assets, primarily core technology, developed technology, customer relationships and trademarks related to the acquisitions of Matrix Semiconductor, Inc. (January 2006), Pliant Technology, Inc. (May 2011), FlashSoft Corporation (February 2012) and Schooner Information Technology, Inc. (June 2012).

(c)	Incremental interest expense relating to the non-cash economic interest expense associated with the Company’s 1% Sr. Convertible Notes due 2013 and 1.5% Sr. Convertible Notes due 2017.

(d)	Income taxes associated with certain non-GAAP to GAAP adjustments.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	July 1, 2012	January 1, 2012
ASSETS
Current assets:
Cash and cash equivalents	$1,070,454	$1,167,496
Short-term marketable securities	1,468,206	1,681,492
Accounts receivable from product revenues, net	281,822	521,763
Inventory	862,518	678,382
Deferred taxes	97,733	100,409
Other current assets	356,146	206,419
Total current assets	4,136,879	4,355,961
Long-term marketable securities	2,724,382	2,766,263
Property, land and equipment, net	512,734	344,897
Notes receivable and investments in Flash Ventures	1,871,148	1,943,295
Deferred taxes	186,925	199,027
Goodwill	197,878	154,899
Intangible assets, net	284,181	287,691
Other non-current assets	161,622	122,615
Total assets	$10,075,749	$10,174,648

LIABILITIES
Current liabilities:
Accounts payable trade	$255,173	$258,583
Accounts payable to related parties	234,843	276,275
Convertible short-term debt	878,929	—
Other current accrued liabilities	237,237	337,517
Deferred income on shipments to distributors and retailers and deferred revenue	218,213	220,999
Total current liabilities	1,824,395	1,093,374
Convertible long-term debt	771,098	1,604,911
Non-current liabilities	442,375	415,524
Total liabilities	3,037,868	3,113,809

EQUITY
Stockholders’ equity:
Common stock	4,956,959	4,934,808
Retained earnings	1,829,364	1,796,849
Accumulated other comprehensive income	255,521	332,701
Total stockholders’ equity	7,041,844	7,064,358
Non-controlling interests	(3,963)	(3,519)
Total equity	7,037,881	7,060,839
Total liabilities and equity	$10,075,749	$10,174,648

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended		Six months ended
	July 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Cash flows from operating activities:
Net income	$12,969	$248,390	$127,354	$472,514
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred taxes	460	(13,398)	5,963	(7,224)
Depreciation	36,525	27,862	69,703	57,637
Amortization	41,303	40,511	86,449	73,350
Provision for doubtful accounts	(439)	(209)	(1,724)	(2,954)
Share-based compensation expense	20,253	14,358	39,333	28,949
Excess tax benefit from share-based compensation	(2,424)	(5,399)	(11,021)	(11,811)
Impairment, restructuring and other	(1,333)	(6,268)	(6,787)	(19,445)
Other non-operating	22,525	21,235	52,187	41,683
Changes in operating assets and liabilities:
Accounts receivable from product revenues, net	81,197	(132,051)	241,671	(587)
Inventory	(98,503)	(50,380)	(183,715)	(34,001)
Other assets	(52,594)	(47,620)	13,112	(71,369)
Accounts payable trade	30,883	32,852	(3,410)	(3,457)
Accounts payable to related parties	33,771	64,363	(41,432)	33,867
Other liabilities	(105,478)	75,000	(301,394)	110,733
Total adjustments	6,146	20,856	(41,065)	195,371
Net cash provided by operating activities	19,115	269,246	86,289	667,885

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(605,709)	(972,067)	(1,362,066)	(1,609,568)
Proceeds from sale of short and long-term marketable securities	547,444	974,177	1,173,180	1,471,780
Proceeds from maturities of short and long-term marketable securities	214,588	206,570	407,430	323,810
Acquisition of property, land and equipment	(96,076)	(27,608)	(240,294)	(61,353)
Investment in Flash Ventures	(37,913)	(18,272)	(50,439)	(18,333)
Notes receivable issuances to Flash Ventures	(91,186)	(152,811)	(142,316)	(366,762)
Notes receivable proceeds from Flash Ventures	147,953	—	211,786	85,096
Purchased technology and other assets	(194)	—	(222)	(100,000)
Acquisitions, net of cash acquired	(14,666)	(302,649)	(69,204)	(317,649)
Net cash provided by (used in) investing activities	64,241	(292,660)	(72,145)	(592,979)

Cash flows from financing activities:
Proceeds from employee stock programs	5,354	16,458	50,672	58,606
Excess tax benefit from share-based compensation	2,424	5,399	11,021	11,811
Share repurchase program	(93,164)	—	(154,075)	—
Net cash received (paid) for share repurchase contracts	(20,000)	—	(18,858)	—
Net cash provided by (used in) financing activities	(105,386)	21,857	(111,240)	70,417
Effect of changes in foreign currency exchange rates on cash	(779)	1,961	54	382
Net increase (decrease) in cash and cash equivalents	(22,809)	404	(97,042)	145,705
Cash and cash equivalents at beginning of period	1,093,263	974,450	1,167,496	829,149
Cash and cash equivalents at end of period	$1,070,454	$974,854	$1,070,454	$974,854